SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 24, 1998

                              ROSS TECHNOLOGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                    0-27016                    74-2507960
(STATE OR OTHER JURISDICTION OF      (COMMISSION                (IRS EMPLOYER
     INCORPORATION NUMBER)            FILE NUMBER)            IDENTIFCATION NO.)



                       5316 Highway 290 West, Suite 500,
                            Austin, Texas 78735-8930
                   (ADDRESS OF PRINCIPAL EXECUTITVE OFFICES)

                                 (512) 436-2000
             Registrant's telephone number, including area code

























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Item 5. Other Events.

     On July 24, 1998, ROSS Technology, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     On July 28, 1998, ROSS Technology, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

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Item 7.  Exhibits

      99.1 Press  release  dated July 24, 1998
      99.2 Press release dated July 28, 1998



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                                   SIGNATURES

   Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   ROSS TECHNOLOGY, INC.



Date:  July 29, 1998                          By:_____________________________
                                                  Francis S. (Kit) Webster III
                                                       Chief Financial Officer


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                               Exhibit Index


   Exhibit     Description
     99.1        Press release dated July 24, 1998.
     99.2        Press release dated July 28, 1998.